SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 3, 1999


                           HUDSON RIVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                           000-24187                      14-1803212
(State or other                (SEC File Number)                 (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   No.)


                One Hudson City Centre, Hudson, New York, 12534
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 828-4600


                                       N/A
          (Former name or former address, if changed since last report)

     This amendment to the September 3, 1999 Current Report on Form 8-K of Hudson River Bancorp, Inc. (the "Company") is filed for the purpose of including the pro forma financial information required by Item 7(b).

Forward-Looking Statements

     When used in this filing or future filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", "believe", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, certain disclosures and information customarily provided by financial institutions are inherently based upon predictions of future events and circumstances. Furthermore, from time to time, the Company may publish other forward-looking statements relating to such matters as anticipated financial performance, business prospects, and similar matters.

      The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the
Company's   actual  results  and  experience  to  differ   materially  from  the
anticipated results or other expectations expressed in the Company's forward-looking statements. Some of the risks and uncertainties that may affect the operations, performance, development and results of the Company's business, the interest rate sensitivity of its assets and liabilities, and the adequacy of its allowance for loan losses, include but are not limited to the following:

     a. Deterioration in local, regional, national or global economic conditions which could result, among other things, in an increase in loan delinquencies, a decrease in property values, or a change in the housing turnover rate;

     b. Changes in market interest rates or changes in the speed at which market interest rates change;

     c. Changes in laws and regulations affecting the financial services industry;

     d.   Changes in competition;

     e.   Changes in consumer preferences; and

     f. Uncertainties relating to the impact of the Year 2000 on the Company, its suppliers, borrowers and depositors.

      The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and to advise readers that various factors, including those described above, could affect the Company's financial performance and could cause the Company's actual results or circumstances for future periods to differ materially from those anticipated or projected.

      The Company does not undertake, and specifically disclaims any obligations, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item  2.     Acquisition or Disposition of Assets.

     As previously reported, on September 3, 1999, the Company completed its acquisition of SFS Bancorp, Inc. ("SFS") pursuant to an Agreement and Plan of Merger dated May 17, 1999 ("Agreement"). Pursuant to the Agreement, SFS was merged with and into the Company and SFS's wholly owned subsidiary, Schenectady Federal Savings BAnk ("SFSB") was merged with and into the Company's wholly owned subsidiary, Hudson River Bank & Trust Company, upon which SFS and SFSB ceased to exist.

     The Company paid $25.10 in cash for each share outstanding of SFS common stock. The acquisition was accounted for under the purchase method of accounting. Accordingly, assets acquired and liabilities assumed were recorded at the estimated fair value, and any excess of the total acquisition cost over the estimated fair value of the net assets acquired was recorded as goodwill. The Company utilized primarily long- term debt with maturities ranging from one to five years to fund the acquisition.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of businesses acquired.

      The consolidated financial statements of SFS Bancorp, Inc. (Commission File No. 000- 25994) required by this item have been previously reported with the Commission and are contained in SFS's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 and Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 1999.

     (b)  Pro forma financial information

      The following unaudited pro forma condensed combined financial statements ("pro forma financial statements") are based on the historical financial statements of Hudson River Bancorp, Inc. and SFS Bancorp, Inc. and have been prepared to illustrate the effect of the acquisition.

      The following unaudited pro forma condensed combined balance sheet as of June 30, 1999 is based on the unaudited historical consolidated balance sheets of the Company and SFS at that date, assuming that the acquisition had been consummated on June 30, 1999 and accounted for using the purchase method of accounting.

      The unaudited pro forma condensed combined income statements reflect the combination of the historical results of operations of the Company and SFS for the year ended March 31, 1999 and for the three months ended June 30, 1999. The unaudited pro forma condensed combined income statements give effect to the acquisition using the purchase method of accounting and assume that (1) the acquisition occurred as of the beginning of the respective periods presented, and (2) the amount of initial goodwill equaled the amount reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1999.

      These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the Company's June 30, 1999 Form 10-Q and March 31, 1999 Form 10-K; and in SFS's June 30, 1999 Form 10- QSB and December 31, 1998 Form 10-KSB, which are incorporated by reference in the Company's Current Report on Form 8-K filed September 16, 1999.

     As noted above, the acquisition will be accounted for using the purchase method of accounting. Accordingly, the pro forma adjustments made for the purpose of preparing the pro forma financial statements are based upon current estimates regarding the amount of goodwill (which represents the excess of the total acquisition cost over the estimated fair value of the net assets acquired) that will arise from the acquisition and the period over which such goodwill will be amortized. The $9.1 million of goodwill, as reflected in the unaudited pro forma condensed combined balance sheet, represents an estimate of the excess of the total acquisition cost over the estimated fair value of the net assets acquired based upon currently available information. In the opinion of the Company's management, the estimates used in the preparation of these pro forma financial statements are reasonable under the circumstances.

     The combined company expects to achieve benefits from the acquisition including operating cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of the Company and SFS other than the elimination of expenses related to SFS's Employee Stock Ownership and Recognition and Retention Plan and, accordingly, may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

              Unaudited Pro Forma Condensed Combined Balance Sheet
                Hudson River Bancorp, Inc. and SFS Bancorp, Inc.
                                At June 30, 1999



                              HUDSON RIVER        SFS      PRO FORMA   FOOTNOTE   PRO FORMA
                              BANCORP, INC.  BANCORP, INC. ADJUSTMENTS REFERENCE   COMBINED
                              ------------   ------------- ----------- ---------  ---------
                                                        (IN THOUSANDS)
ASSETS
Cash and cash equivalents      $  12,312    $   3,293                             $    15,605
Securities available for
sale, at fair value              215,017       20,504        8,976        1           244,497
Securities held to maturity       18,785        8,947       (8,947)       1            18,785
Federal Home Loan Bank of
New York stock, at cost            3,299        1,466                                   4,765
Loans receivable                 603,807      141,955          (99)       2           745,663
Allowance for loan losses        (15,736)        (990)                                (16,726)
                              ----------    ---------    ---------                 ----------
  Net loans receivable           588,071      140,965          (99)                   728,937
                              ----------    ---------    ---------                 ----------

Accrued interest receivable        5,290        1,105                                   6,395
Premises and equipment, net       16,738        2,109         (102)       3            18,745
Other real  estate  owned and
repossessed property               1,683          187                                   1,870
Goodwill and other intangibles     3,174           --        9,064        4            12,238
Other assets                       8,670          555        1,578        5            10,803
                              ----------    ---------    ---------                 ----------
  Total assets                $  873,039    $ 179,131    $  10,470                 $1,062,640
                              ==========    =========    =========                 ==========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Liabilities:
  Deposits                       598,743      151,635          233        6           750,611
  Securities sold under
   agreements to repurchase        1,263          ---                                   1,263
  Short-term borrowings           44,900          100                                  45,000
  Long-term debt                     ---          600       33,301        7            33,901
  Mortgagors' escrow balances      6,683        1,863                     8             8,546
  Other liabilities                9,684        1,199          670                     11,553
                              ----------    ---------    ---------                 ----------

          Total liabilities      661,273      155,397       34,204                    850,874

Total shareholders' equity       211,766       23,734      (23,734)       9           211,766
                              ----------    ---------    ---------                 ----------

          Total liabilities
          and shareholders'
          equity              $  873,039    $ 179,131    $  10,470                 $1,062,640
                              ==========    =========    =========                 ==========


See accompanying notes to the unaudited pro forma condensed combined financial statements.

              Unaudited Pro Forma Condensed Combined Income Statement
                Hudson River Bancorp, Inc. and SFS Bancorp, Inc.
                        For the Year Ended March 31, 1999

                                             Hudson River      SFS          Pro Forma   Footnote    Pro Forma
                                             Bancorp, Inc.  Bancorp, Inc.  Adjustments  Reference    Combined
                                             -------------  -------------  -----------  ---------   ---------
                                                          (In thousands, except per share data)
Interest and dividend income:
     Interest and fees on loans                 $ 47,503   $ 10,668         $      7           2    $ 58,178
     Securities available for sale                 9,997        746              926           1      11,669
     Securities held to maturity                   3,095        932             (932)          1       3,095
     Federal funds sold                            1,054        207                                    1,261
     Securities purchased under agreements
      to resell                                    1,662         --                                    1,662
     Federal Home Loan Bank of New
      York stock                                     215         95                                      310
                                                --------   --------         --------                --------
             Total interest and dividend
                income                            63,526     12,648                1                  76,175
                                                --------   --------         --------                --------
Interest expense:
     Deposits                                     25,844      6,702             (233)          6      32,313
     Securities sold under agreements to
      repurchase                                       3         --                                        3
     Short-term borrowings                           153         --                                      153
     Long-term debt                                   --         16            1,998           7       2,014
                                                --------   --------         --------                --------
             Total interest expense               26,000      6,718            1,765                  34,483
                                                --------   --------         --------                --------

             Net interest income                  37,526      5,930           (1,764)                 41,692

Provision for loan losses                          7,341        105                                    7,446
                                                --------   --------         --------

             Net interest income after
             provision for loan losses            30,185      5,825           (1,764)                 34,246
                                                --------   --------         --------                --------
Other operating income:
     Service charges on deposit accounts           1,274        183                                    1,457
     Loan servicing income                           199         --                                      199
     Net securities transactions                      36         --                                       36
     Net gain on sales of loans held for sale         65         --                                       65
     Other income                                    844      2,282                                    3,126
                                                --------   --------         --------                --------
Total other operating income                       2,418      2,465               --                   4,883
                                                --------   --------         --------                --------

Other operating expenses:
     Compensation and benefits                    10,982      2,660             (291)         10      13,351
     Occupancy                                     1,498        621               (3)          3       2,116
     Equipment                                     1,647        199                                    1,846
     Other real estate owned and
      repossessed property expenses                1,013         35                                    1,048
     Legal and other professional fees               600        262                                      862
     Postage and item transportation                 718         48                                      766
     Charitable foundation contribution            5,200         --                                    5,200
     Goodwill and other intangibles
      amortization                                   252         --              604           4         856
     Other expenses                                4,702        833               58          11       5,593
                                                --------   --------         --------
              Total other operating
               expenses                           26,612      4,658              368                  31,638
                                                --------   --------         --------                --------

Income before income tax expense                   5,991      3,632           (2,132)                  7,491

Income tax expense                                 2,184      1,468             (611)          5       3,041
                                                --------   --------         --------                --------
              Net income                        $  3,807   $  2,164         $ (1,521)               $  4,450
                                                ========   ========         ========                ========

Basic earnings per share                        $   0.17                                      12    $   0.21
                                                ========                                            ========
Diluted earnings per share                      $   0.17                                      12    $   0.21
                                                ========                                            ========

See accompanying notes to the unaudited pro forma condensed combined financial statements.

              Unaudited Pro Forma Condensed Combined Income Statement
                Hudson River Bancorp, Inc. and SFS Bancorp, Inc.
                    For the Three Months Ended June 30, 1999

                                             Hudson River      SFS          Pro Forma   Footnote    Pro Forma
                                             Bancorp, Inc.  Bancorp, Inc.  Adjustments  Reference    Combined
                                             -------------  -------------  -----------  ---------   ---------
                                                              (In thousands, except per share data)
Interest and dividend income:
     Interest and fees on loans               $  12,931       $2,597          $ 2          2         $15,530
     Securities available for sale                3,516          257          155          1           3,928
     Securities held to maturity                    322          156         (156)         1             322
     Federal funds sold                               -           30                                      30
     Securities purchased under
      agreements to resell                            -            -                                       -
     Federal  Home Loan Bank of New
      York stock                                     55           25                                      80
                                              ---------       ------         ----                    -------
            Total interest and dividend
             income                              16,824        3,065            1                     19,890
                                              ---------       ------         ----                    -------
Interest expense:
     Deposits                                    5,760         1,519          (58)         6           7,221
     Securities sold under
      agreements to repurchase                       6            --                                       6
     Short-term borrowings                         473            --                                     473
     Long-term debt                                 --             9          500          7             509
                                              ---------       ------         ----                    -------
       Total interest expense                     6,239        1,528          442                      8,209
                                              ---------       ------         ----                    -------
       Net interest income                       10,585        1,537         (441)                    11,681

Provision for loan losses                         1,700           15                                   1,715
                                              ---------       ------         ----                    -------
      Net interest income after
      provision for loan losses                   8,885        1,522         (441)                     9,966
                                              ---------       ------         ----                    -------

Other operating income:
     Service charges on deposit
      accounts                                      332          45                                      377
     Loan servicing income                           37          --                                       37
     Net securities transactions                     79          --                                       79
     Net  gain on  sales  of  loans
      held for sale                                  --          --                                       --
     Other income                                   144          34                                      178
                                              ---------       ------         ----                    -------
       Total other operating income                 592          79            --                        671
                                              ---------       ------         ----                    -------
Other operating expenses:
     Compensation and benefits                    3,098          661           (6)         10          3,753
     Occupancy                                      387          152           (1)          3            538
     Equipment                                      590           47                                     637
     Other real estate owned and
      repossessed property expenses                 403            3                                     406
     Legal and  other  professional fees            232           63                                     295
     Postage and item transportation                179           10                                     189
     Goodwill and other intangibles
      amortization                                   91           --          151           4            242
     Other expenses                               1,321          296           15          11          1,632
                                              ---------       ------         ----                    -------
            Total other operating expenses        6,301        1,232          159                      7,692
                                              ---------       ------         ----                    -------
Income before income tax expense                  3,176          369         (600)                     2,945

Income tax expense                                1,115          200         (180)         5           1,135
                                              ---------       ------         ----                    -------
      Net income                                $ 2,061       $  169        $(420)                    $1,810
                                              =========       ======         ===                     =======
Basic earnings per share                      $    0.13                                    12        $  0.12
                                              =========                                              =======
Diluted earnings per share                    $    0.13                                    12        $  0.12
                                              =========                                              =======

See accompanying notes to the unaudited pro forma condensed combined financial statements.

    Notes to the Unaudited Pro Forma Condensed Combined Financial Statements
                Hudson River Bancorp, Inc. and SFS Bancorp, Inc.



1 Represents the reclassification of SFS's securities held to maturity portfolio as securities available for sale, at estimated fair market value, together with a reclassification of the related interest income. The estimated fair market value adjustment (premium) is assumed to have a life of 5 years. The adjustment is assumed to amortize on a straight line basis over this time period into interest on securities available for sale.

2 Represents the estimated fair market value adjustment relating to the loan portfolio. The estimated life of this portfolio is assumed to be 15 years. The adjustment is assumed to amortize on a straight line basis over this time period into interest and fees on loans.

3 Represents the estimated fair market value adjustment relating to premises and equipment. The estimated life of these assets is assumed to be 30 years. The adjustment is assumed to amortize on a straight line basis over this time period into occupancy expenses.

4 Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon currently available information. Goodwill is expected to be amortized on a straight line basis over 15 years.

5 Represents the estimated income tax effects of the estimated purchase accounting adjustments. The estimated income tax effect is assumed to be at a marginal rate of 40%. The income tax effect is reflected in tax expense during the period that the related purchase accounting adjustments (other than the amortization of non-deductible goodwill) are assumed to be amortized.

6 Represents the estimated fair market value adjustment relating to deposits. The life of these liabilities is assumed to be 12 months. The adjustment is assumed to amortize on a straight line basis over this time period as a reduction of interest expense on deposits.

7 Represents the estimated borrowings to be obtained in order to fund this transaction. The amount includes $25.10 paid for each outstanding share of SFS stock as of the transaction date (1,207,755 shares), settlement of 123,785 outstanding stock options, settlement of most employment agreements triggered by the change in control of SFS, and amounts due to attorneys, accountants, advisors, and other third party consultants in relation to this transaction. These borrowings are assumed to be long-term in maturity (in excess of 1 year) and at an assumed rate of 6.00%.

8 Represents an estimated liability in relationship to settlement of certain employment agreements in conjunction with the closing of the transaction.

9 Represents the elimination of SFS's equity as of the date of the transaction.

10 Represents the assumed reduction of SFS expenses related to SFS's Employee Stock Ownership Plan and Recognition and Retention Plan as these plans will be necessarily eliminated given the nature of the consideration utilized in the transaction (cash). The amount also includes estimated amounts payable under stay bonus agreements. These bonus payments would be expensed as incurred, which is assumed to be within 3 months of the closing date.

11 Represents expenses associated with a 3 year noncompete agreement. Expenses will be recognized over the period of the agreement.

12 Weighted average shares outstanding are assumed to be 16,302,368 for the year ended March 31, 1999, and 15,293,786 for the three months ended June 30, 1999. The effect of potential common shares outstanding is antidilutive, and therefore it is excluded from this pro forma. Net income of the Company prior to July 1, 1998 is not included in the calculations of earnings per share for the year ended March 31, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                HUDSON RIVER BANCORP, INC.



Date:     November 12, 1999                    By:  /s/Carl A. Florio
                                                    -------------------------
                                                    Carl A. Florio
                                                    President and Chief
                                                     Executive Officer

Date:     November 12, 1999                    By:  /s/Timothy E. Blow
                                                    -------------------------
                                                    Timothy E. Blow, Chief
                                                    Financial Officer (Principal
                                                    Accounting Officer)